Exhibit 99.1

CATALYST BIOSCIENCES Corporate Overview 7 February 2020

Forward looking statements Nasdaq: CBIO This presentation includes forward-looking statements Various important factors could cause actual results or that involve substantial risks and uncertainties All events to differ materially, including, but not limited to, the statements included in this presentation, other than risk that additional human trials will not replicate the statement of historical facts, are forward-looking results from earlier trials or animal studies, that potential statements Examples of such statements include, but adverse effects may arise from the testing or use of are not limited to, potential markets for MarzAA, DalcA MarzAA or DalcA, including the generation of antibodies, and CB 2782-PEG, potential benefits of subcutaneous which has been observed in patients treated with DalcA, dosing, potential use of MarzAA as a subcutaneous that clinical trials will take longer than anticipated to be therapy for patients with hemophilia A or B with inhibitors completed, that costs required to develop or manufacture and other bleeding disorders, potential use of DalcA as a the Company’s products will be higher than anticipated, subcutaneous therapy for patients with hemophilia B, that Biogen will discontinue development of CB 2782-potential benefits of CB 2679d-GT as gene therapy, PEG, competition and other factors that affect our ability clinical trial results, plans for a registrational trial for to establish collaborations on commercially reasonable MarzAA in second half of 2020, plans for final Phase 2b terms and other risks described in the “Risk Factors” clinical trial data for DalcA in the second quarter of 2020, section of the Company’s quarterly report on Form 10-Q plans for non-human primate data for CB 2679d-GT in the filed with the Securities and Exchange second quarter of 2020, and potential milestone and Commission on November 7, 2019, and in other filings royalty payments from Biogen Actual results or events with the Securities and Exchange Commission The could differ materially from the plans, expectations and Company does not assume any obligation to update any projections disclosed in these forward-looking statements forward-looking statements, except as required by law catalystbiosciences com 2

CATALYST BIOSCIENCES

Nasdaq: CBIO

Essential Medicines – Superior Outcomes

Late-Stage Asset	Hemophilia	Complement
SQ Marzeptacog alfa (activated) MarzAA (FVIIa)	SQ MarzAA	IVT Anti-C3 CB 2782-PEG
	SQ Dalcinonacog alfa – DalcA (FIX)	Biogen
Phase 3 Ready	Factor IX Gene Therapy	SQ Systemic Complement Inhibitors
	Factor Xa	

Protease Engineering Platform

catalystbiosciences.com

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Nasdaq: CBIO

Pipeline


R
PC
P1/2
P2
P3

Hemostasis

SQ Marzeptacog alfa (activated) "MarzAA"
Hemophilia & bleeding disorders (rFVIIa)

SQ Dalcinonacog alfa "DalcA"
Hemophilia B (rFIX)

FIX-Gene Therapy
Hemophilia B (CB 2679d-GT)

Complement

IVT CB 2782-PEG
anti-C3 protease for Dry AMD

Biogen

SQ Systemic complement inhibitors

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Investment highlights

Nasdaq: CBIO

Novel subcutaneous factors with orphan drug designation, MarzAA & DalcA – SQ P2b clinical efficacy demonstrated

Multi-billion-dollar market opportunities

Anti-C3 collaboration with Biogen

SQ systemic complement inhibitors research program

Experienced team

~134 worldwide patents – CBIO retains full ownership of all compounds

Well funded
$85 M cash (Q3 2019)

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Addressing unmet needs in orphan bleeding disorders

Nasdaq: CBIO

SQ treatment of bleeds and prophylaxis – $3.7B market


MarzAA & DalcA
Hemophilia A w/ Inhibitors
Hemophilia B
Hemophilia B w/ Inhibitors
Hemophilia A
Factor VII Deficiency
Glanzmann Thrombasthenia
Acquired Hemophilia

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The Catalyst Biosciences subcutaneous solution Nasdaq: CBIO Our highly potent candidates + Quick & simple self-administered SQ injection + SQ dosing is the future in hemophilia and other rare hematology indications + Ideal for pediatric patients + Significantly increases half-life + Much higher & more stable factor levels for prophylaxis + Enable SQ treatment of bleeding catalystbiosciences com 7

Nasdaq: CBIO

The new standard in hemophilia prophylaxis

Patients in high mild range are protected from spontaneous bleeds


IV treatment
SQ treatment
50%
5%
1%
Normal clotting levels
Mild Hemophilia
Protection from spontaneous
hemarthrosis when activity >12%
Moderate Hemophilia 15-20 bleeds/year
Severe Hemophilia ~30 bleeds/year

+ **Our concept** of prophylactic treatment is to keep severe & moderate hemophilia patients in the high mild range
+ **Subcutaneous factor** treatments build up over time, offering long-term stability in clotting levels

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Nasdaq: CBIO

MarzAA is only bypass agent for **both** SQ prophylaxis and SQ treatment of bleeds

Attractive commercial profile targeting an existing $2.2B bypass agent market

IV NovoSeven ($1.2B 2018 sales) validates rFVIIa in multiple rare bleeding disorders

+ Hemophilia A or B with inhibitors
+ Severe Factor VII Deficiency
+ Glanzmann Thrombasthenia
+ Acquired Hemophilia A

SQ MarzAA has a superior profile to IV NovoSeven – over 100 clinicians surveyed:

+ All physicians surveyed indicated a preference for SQ MarzAA over IV N7 in one or more settings
+ SQ MarzAA can create & expand multiple prophylaxis markets

catalystbiosciences.com

ADIVO ASSOCIATES

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Marzeptacog alfa (activated): MarzAA rFVIIa

Nasdaq: CBIO

SQ prophylaxis and SQ treatment of a bleed are clear unmet needs in hemophilia and other bleeding disorders



P129A T128N
M298Q
Q286R
Increased procoagulant activity

- Four engineered amino acid substitutions within the FVIIa protein
- 9-fold more potent catalytic activity than NovoSeven RT
- **Allows subcutaneous dosing**
- Half-life prolonged when using subcutaneous dosing

Orphan Drug Designation Granted in the US and EU

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MarzAA Phase 2 demonstrates clinical efficacy Nasdaq: CBIO Greater than 90% reduction in all bleeding; Median ABR zero; Median bleeding days zero 19 8 12 3% Annualized Proportion of Days Bleed Rate with Bleeding n = 9 n = 9 1 6, p = 0 009 0 8%, p = 0 009 6 m pre-treatment On treatment 6 m pre-treatment On treatment Mean Annualized Bleeding Rates (ABR) significantly reduced from 19 8 to 1 6 Mean Proportion of Days with Bleeding (PDB) significantly reduced from 12 3% to 0 8% Safe & well tolerated, ~1% ISRs (6/517 SQ doses) and no ADAs catalystbiosciences com 11

In a world of SQ prophylaxis: Nasdaq: CBIO Patients need a SQ treatment of a bleed option Individuals on Hemlibra® SQ MarzAA meets the profile for an need additional treatments Ideal Solution ïƒ¼ Fast & easy to administer NovoSeven® is safe but is administered IVïƒ¼ Stops bleeding in a validated preclinical modelïƒ¼ Can be safely combined with FEIBA lacks a safety margin Hemlibra and is administered IV Blouse et al ASH 2019 catalystbiosciences com 12

MAA-102 PK dose levels supports treatment of a bleed Nasdaq: CBIO + Dose-proportional increases in Cmax and AUC + 25% of Cmax at 1 hour + 40% of Cmax at 1 5 hours + 50% of Cmax at 2 hours + No ADA Confidential 13

Marzeptacog alfa (activated) Nasdaq: CBIO Phase 3 studies to initiate in 2020 Large commercial opportunity across multiple rare bleeding disorders Demonstrated P2 Clinical efficacy & tolerability for prophylaxis indications Demonstrated preclinical PoC for SQ treatment of a bleed MarzAA can be safely combined with Hemlibra No SQ dose escalation PK/PD study supports treatment of a bleed – final data in Q2 2020 P3 guidance from EMA & MHRA received catalystbiosciences com 14

Dalcinonacog alfa: a novel SQ FIX product

Nasdaq: CBIO

Three substitutions within the FIX protein:

- Increased catalytic activity
- Higher affinity for FVIIIa
- Resistance to antithrombin inhibition
- 22-fold increased potency over BeneFIX

Differentiated from marketed IV FIXs:

- Simple SQ administration
- Potential to maintain continuous protective levels
- Small volume injection
- Enhanced pharmacokinetics with prolonged half-life

Orphan Drug Designation in US & EU


R318Y
Resistance to antithrombin
T343R
R338E
Increased FVIIIa affinity & procoagulant activity

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Dalcinonacog alfa phase 2b SQ clinical trial design Nasdaq: CBIO Enrollment complete + Primary endpoint: Steady state FIX + 10 severe HB patients screened; 6 dosed activity level above 12% with daily dosing + Rare propeptide mutation excluded + Secondary endpoints: safety including weekly ADA testing, pharmacokinetics, pharmacodynamics, bleeding events, catalystbiosciences com 16

Target levels achieved with 100 IU/kg dosing for 28 Days Nasdaq: CBIO Target FIX >12% Achieved + Dosed 6 severe HB 110 continues 102 withdrew on Day 7 + Steady state FIX levels up to 27% achieved after 14 days + Consistent PK profiles + Terminal half-life is 70-112 hr + No breakthrough bleeds + No ADAs *Data cutoff 05 Feb 2020 catalystbiosciences com 17

Conclusions Nasdaq: CBIO + SQ dalcinonacog alfa provides stable therapeutic levels of Factor IX + Demonstrates the potential to be an effective prophylaxis treatment for individuals with Haemophilia B Trial enrollment complete Excellent & consistent therapeutic FIX activity levels attained Prolonged half-life with SQ administration No SAEs, systemic hypersensitivity, ADAs or nAb to DalcA or wild-type FIX Mild to moderate ISR’s primarily with initial injections No bleeding events during treatment demonstrates effective prophylaxis catalystbiosciences com 18

FIX gene therapy: CB 2679d-GT for hemophilia B

Nasdaq: CBIO

CB 2679d-GT in combination with a novel chimeric AAV capsid provides significant improvements

+ Stable high activity levels in a mouse hemophilia B model – **no nAbs**
+ Vector dose reduced 10-fold compared to current constructs
+ Potential for an improved efficacy & safety profile
+ AAV license and sponsored research agreement with Stanford University School of Medicine

Superior preclinical efficacy of CB 2679d-GT *vs* Padua

+ 4-5-fold reduction in bleeding time
+ Activity levels elevated throughout the study - **no nAbs**

Wholly-owned & issued patents covering gene therapy

The $8x10^{10}$ vg/kg in hemophilia B mice

FIX Transgene	AAV Capsid	Study Dose (vg/kg)	FIX Activity (U/mL)
CB 2679d-GT	Novel Chimeric	$8.0x10^{10}$	20
Padua	TAK-748*	$7.4x10^{11}$	20
Padua	TAK-748*	$7.4x10^{10}$	1

*Weiller *et al.* (2019) *Blood* Vol. 134, Supplement S1 P4633


CB 2679d-GT
Padua
Wild-Type
FIX Activity (U/mL)
Week
40
30
20
10
0
0
1
2
3
4
5
6
7
8

Blouse *et al.* EAHAD 2020

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Targeting C3 blocks the downstream complement cascade

Nasdaq: CBIO


Lectin Pathway
Classical Pathway
Alternative Pathway
IVT CB 2782-PEG
C3
C3 Convertase
Amplification Loop
C3a
C3b
Antigen uptake
Cell removal
Inflammation
C5 Convertase
Lysis
Cell death
Secretion
Proliferation
C5a
C5
C5b
MAC Complex

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CB 2782-PEG anti-complement factor 3 (C3) protease Nasdaq: CBIO Geographic Atrophy in Dry AMD + Geographic atrophy is an advanced stage of dry age-related macular degeneration that results in the irreversible loss of retina and leads to blindness + Dry AMD affects a million people in the United States and over five million people worldwide + Global market is estimated at >$5B with no approved drugs + C3 is the only clinically validated target for the treatment of Dry AMD Sources: National Eye Institute Facts About Age-Related Macular Degeneration, Tufail 2015, The Eye Diseases Prevalence Research Group 2004, GlobalData catalystbiosciences com 21

CB 2782-PEG long acting anti-C3 protease

Nasdaq: CBIO

Best-in-class anti-C3 profile for dry AMD

+ Generated from Catalyst's proprietary protease engineering platform
+ Potent, selective and long acting anti-C3 protease that degrades C3 into inactive fragments
+ Preclinical PK & PD data predict best-in-class human intravitreal dosing three or four times a year
+ Dry AMD is a $5B+ market opportunity with no approved drugs

Biogen Collaboration

+ Announced December 19, 2019
+ $15M upfront, up to $340M in milestones and tiered royalties up to low double digits
+ Catalyst to perform fully funded pre-clinical and manufacturing activities
+ Biogen responsible for IND-enabling activities, worldwide clinical development & commercialization

Biogen

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Milestones

Nasdaq: CBIO

	2019	Q1	Q2	H2
MarzAA (FVIIa)	P2 efficacy ✓	EoP2	ToB enabling PK/PD ✓	Registration Trial
DalcA (FIX)	Positive P2b Interim data ✓	P2b Update ✓	Final P2b data	
CB 2679d-GT (FIX Gene Therapy)	Preclinical efficacy ✓	NextGen Vector ✓	NHP Efficacy	
CB 2782-PEG (dAMD)	Partnership Biogen ✓			

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Financial information Nasdaq: CBIO Selected data Financial results Q3 2019 Cash & Cash Equivalents    $85 0 M Operating Expense (YTD)    $43 3 M Net Loss (YTD)                ($41 6M) Net Loss per share (YTD)    ($3 47) Share data Common Stock Outstanding 12,029,992 Officer & Director ownership    7 0% Fully Diluted Shares*    14,859,051 * Includes ~1M options available for issuance catalystbiosciences com 24

Team

Nasdaq: CBIO

President & CEO
Nassim Usman, Ph.D.

MIT Massachusetts Institute of Technology · RPI · Sirna · PRINCIPIA

26 years in biotech

SVP, Technical Operations
Andrew Hetherington, M.B.A.

gsk · BAYER · NOVARTIS

20 years in biotech

Chief Medical Officer
Howard Levy, M.B.B.Ch., Ph.D., M.M.M.

Sangart · novo nordisk · CSL · Lilly · Inspiration

18 years in hematology

VP, Translational Research
Grant Blouse, Ph.D.

novo nordisk · CATALYST BIOSCIENCES · Wayne State University School of Medicine · Henry Ford Health System

12 years in biotech

VP, Business Development
Jeffrey Landau, M.B.A.

Jazz Pharmac · ONYX PHARMACEUTICALS · Lilly · THRESHOLD PHARMACEUTICALS

16 years in biotech

catalystbiosciences

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Summary

Nasdaq: CBIO

Disruptive approach to billion-dollar markets – protease engineering platform

FVIIa: SQ MarzAA ~$2.2B market
- P2 efficacy & safety demonstrated
- P1/2 PK/PD supports ToB
- FDA EoP2 in early 2020, P3 expected in 2020

FIX: SQ DalcA >$1.5B market
- Phase 2b efficacy & safety demonstrated
- Final Phase 2b data in 2Q 2020

FIX Gene Therapy: CB 2679d-GT
- Proprietary preclinical gene therapy asset with superior activity *vs* current clinical constructs

Anti-C3 dAMD: IVT CB 2782-PEG >$5B market
- Biogen collaboration
- $15M upfront, up to $340M in milestones and tiered royalties up to low double digits

SQ systemic complement inhibitor program
- Large orphan disease opportunity
- Builds complement franchise

Strong financial position

catalystbiosciences.com

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THANK YOU Nasdaq: CBIO catalystbiosciences com